SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 14, 1999
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                        CADMUS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)



           Virginia                      0-12954                54-1274108
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(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)



6620 West Broad Street, Suite 240, Richmond, Virginia       23230
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     (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code    (804) 287-5680
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Item 5.       Other Events.

On October 14, 1999, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 to announce organizational changes and a restructuring plan intended to effect additional, planned synergies in connection with its April 1999 acquisition of the Mack Printing Group and to focus the Company's resources on the professional communications and specialty packaging markets. C. Stephenson Gillispie, Jr., chairman, president and chief executive officer and Bruce V. Thomas, executive vice president and chief operating officer, read the prepared remarks attached hereto as Exhibit 99.2 on a conference call with analysts, shareholders, prospective investors, and other interested parties.

Information in these documents relating to Cadmus' future prospects and performance are "forward-looking statements," as defined by the Private Securities Litigation Reform Act of 1995, and, as such, are subject to certain risks and uncertainties that could cause actual results to differ materially. Potential risks and uncertainties include but are not limited to: (1) the effective integration of recent acquisitions, (2) continuing competitive pricing in the markets in which the Company competes, (3) the gain or loss of significant customers or the decrease in demand from existing customers, (4) the ability of the Company to continue to obtain improved efficiencies and lower overall production costs, (5) changes in the Company's product sales mix, (6) the performance of new management and leadership teams in the Company and its divisions, (7) the impact of industry consolidation among key customers, (8) the ability of the Company to operate profitably and effectively with higher levels of indebtedness, and (9) the ability to retain key employees and managers in light of lower-than-planned incentives and benefits.


Item 7.       Exhibits.

         Exhibit 99.1    Press Release
         Exhibit 99.2    Prepared Remarks from Conference Call

                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 15, 1999.


                                  CADMUS COMMUNICATIONS CORPORATION


                                  By:   /s/ C. Stephenson Gillispie, Jr.
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                                      C. Stephenson Gillispie, Jr.
                                      Chairman, President, and Chief Executive
                                        Officer






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                                  Exhibit Index


         Exhibit


99.1     Press Release
99.2     Prepared Remarks from Conference Call